Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Alan Urban, certify that:

1.	I have reviewed this report on Form 10-K/A of GT Biopharma, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 14, 2025	By:	/s/ Alan Urban
	Name:	Alan Urban
	Title:	Chief Financial Officer, Principal Accounting Officer